SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED FUND:

Investors Cash Trust — Treasury Portfolio

The following changes are effective on or about June 2, 2014:

All disclosure and references in the fund’s prospectuses to “Repurchase agreement risk” are hereby deleted.

The following disclosure replaces similar disclosure contained under the ”PRINCIPAL INVESTMENT STRATEGY” sections within the summary section and the ”FUND DETAILS” section of the fund’s prospectuses:

The fund pursues its objective by investing exclusively in short–term US Treasury securities. The timely payment of principal and interest on US Treasury securities is guaranteed by the full faith and credit of the US government.

The following disclosure replaces similar disclosure contained under the “OTHER POLICIES” section within the “FUND DETAILS” section of the fund’s prospectuses:

The Board will provide shareholders with at least 60 days’ notice prior to making any changes to the fund’s policy of investing exclusively in short–term US Treasury securities.

Please Retain This Supplement for Future Reference

March 11, 2014 PROSTKR-353